Exhibit 32.1


                           Immtech International, Inc.

                                  Certification
                       pursuant to 18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

                  ---------------------------------------------

In connection with the Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-Q of Immtech International, Inc. (the "Company") for the quarterly period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric L. Sorkin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  /s/        Eric L. Sorkin
                  ------------------------------------------
                  Name:      Eric L. Sorkin
                  Title:     Chief Executive Officer
                             (Principal Executive Officer)

                  Date:      February 9, 2006